A-6L

PLAN:                               VARIABLE ANNUITY
STATE:                              ALL
PENSION PLANS:                      PENSION TRUST, PROFIT SHARING, SEP AND IRA
                                    (111, 130'S, 180'S)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX




NOTWITHSTANDING ANY OTHER PROVISION OF THIS CERTIFICATE TO THE CONTRARY, THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, DISCOUNTED, OR PLEDGED AS COLLATERAL FOR A LOAN OR AS SECURITY FOR THE PERFORMANCE OF ANY OBLIGATION OR FOR ANY OTHER PURPOSE, TO ANY PERSON OTHER THAN AID ASSOCIATION FOR LUTHERANS. HOWEVER, THE FOREGOING RESTRICTIONS SHALL NOT PRECLUDE THE EMPLOYER UNDER A NON-TRUSTEE PENSION OR PROFIT SHARING PLAN FROM TRANSFERRING OWNERSHIP OF THIS CERTIFICATE TO THE ANNUITANT OR INSURED.

A-6L

A-57L
PLAN:                               VARIABLE ANNUITY
STATE:                              ALL
PENSION PLANS:                      TSA'S  (120'S)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX




THIS CERTIFICATE IS ISSUED AS A TAX SHELTERED ANNUITY UNDER SECTION 403(B) OF THE INTERNAL REVENUE CODE. ANY AMOUNTS CONTRIBUTED BY THE EMPLOYER UNDER THIS CERTIFICATE SHALL BE NONFORFEITABLE TO THE EMPLOYEE AND SHALL BE USED EXCLUSIVELY FOR THE PURCHASE OF AN ANNUITY BENEFIT.

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CERTIFICATE TO THE CONTRACT, THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, DISCOUNTED, OR PLEDGED AS COLLATERAL FOR A LOAN OR AS SECURITY FOR THE PERFORMANCE OF ANY OBLIGATIONS OR FOR ANY OTHER PURPOSE, TO ANY PERSON OTHER THAN AID ASSOCIATION FOR LUTHERANS.

A-57L

A-58L
PLAN:                               VARIABLE ANNUITY
STATE:                              ALL
PENSION PLANS:                      NONTRANSFERABLE DEFERRED ANNUITY (109)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX



THIS   CERTIFICATE  IS  USED  TO  FUND  BENEFITS  UNDER  THE
(TYPE IN PLAN NAME)
RETIREMENT  PLAN  ADOPTED     (TYPE IN DATE)

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CERTIFICATE TO THE CONTRARY

(A) THE RIGHTS OF THE OWNER OR BENEFICIARY UNDER THIS CERTIFICATE SHALL BE SUBJECT TO THE AND GOVERNED BY THE TERMS AND PROVISIONS OF THE ABOVE-NAMED PLAN.

(B) THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, DISCOUNTED, OR PLEDGED AS COLLATERAL FOR LOAN OR AS SECURITY FOR THE PERFORMANCE OF ANY OBLIGATION OR FOR ANY OTHER PURPOSE, TO ANY PERSON OTHER THAN AID ASSOCIATION FOR LUTHERANS. HOWEVER, THE FOREGOING RESTRICTIONS SHALL NOT BE PRECLUDE THE EMPLOYER OR THE TRUSTEE UNDER THE ABOVE-NAMED PLAN FROM TRANSFERRING OWNERSHIP OF THIS CERTIFICATE TO THE ANNUITANT OR INSURED AS PROVIDED BY THE TERMS OF THE PLANS.

A-58L

A-59L
PLAN:                               VARIABLE ANNUITY
STATE:                              ALL
PENSION PLANS:                      CORPORATE PLANS (142, 143,  & 147)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX



THIS   CERTIFICATE  IS  USED  TO  FUND  BENEFITS  UNDER  THE
(TYPE IN PLAN NAME)
CORPORATION MONEY PURCHASE PENSION PLAN
RETIREMENT  PLAN  ADOPTED     (TYPE IN DATE)

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CERTIFICATE TO THE CONTRARY

(A) THE RIGHTS OF THE OWNER OR BENEFICIARY UNDER THIS CERTIFICATE SHALL BE SUBJECT TO THE AND GOVERNED BY THE TERMS AND PROVISIONS OF THE ABOVE-NAMED PLAN.

(B) THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, DISCOUNTED, OR PLEDGED AS COLLATERAL FOR LOAN OR AS SECURITY FOR THE PERFORMANCE OF ANY OBLIGATION OR FOR ANY OTHER PURPOSE, TO ANY PERSON OTHER THAN AID ASSOCIATION FOR LUTHERANS. HOWEVER, THE FOREGOING RESTRICTIONS SHALL NOT BE PRECLUDE THE EMPLOYER OR THE TRUSTEE UNDER THE ABOVE-NAMED PLAN FROM TRANSFERRING OWNERSHIP OF THIS CERTIFICATE TO THE ANNUITANT OR INSURED AS PROVIDED BY THE TERMS OF THE PLANS.

A-59L

A-60L
PLAN:                             VARIABLE ANNUITY
STATE:                            ALL
PENSION PLANS:                    CORPORATE PROFIT SHARING PLANS (144, 145, 148)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX



THIS   CERTIFICATE  IS  USED  TO  FUND  BENEFITS  UNDER  THE
(TYPE IN PLAN NAME)
CORPORATION PROFIT SHARING PLAN
RETIREMENT  PLAN  ADOPTED     (TYPE IN DATE)

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CERTIFICATE TO THE CONTRARY

(A) THE RIGHTS OF THE OWNER OR BENEFICIARY UNDER THIS CERTIFICATE SHALL BE SUBJECT TO THE AND GOVERNED BY THE TERMS AND PROVISIONS OF THE ABOVE-NAMED PLAN.

(B) THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, DISCOUNTED, OR PLEDGED AS COLLATERAL FOR LOAN OR AS SECURITY FOR THE PERFORMANCE OF ANY OBLIGATION OR FOR ANY OTHER PURPOSE, TO ANY PERSON OTHER THAN AID ASSOCIATION FOR LUTHERANS. HOWEVER, THE FOREGOING RESTRICTIONS SHALL NOT BE PRECLUDE THE EMPLOYER OR THE TRUSTEE UNDER THE ABOVE-NAMED PLAN FROM TRANSFERRING OWNERSHIP OF THIS CERTIFICATE TO THE ANNUITANT OR INSURED AS PROVIDED BY THE TERMS OF THE PLANS.

A-60L

A-105L
PLAN:                               VARIABLE ANNUITY
STATE:                              ALL
PENSION PLANS:                      SELF-EMPLOYED MONEY PURCHASE (101, 102)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX



THIS   CERTIFICATE  IS  USED  TO  FUND  BENEFITS  UNDER  THE
(TYPE IN PLAN NAME)
SELF-EMPLOYED MONEY PURCHASE PENSION  PLAN
ADOPTED     (TYPE IN DATE)

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CERTIFICATE TO THE CONTRARY

(A) THE RIGHTS OF THE OWNER OR BENEFICIARY UNDER THIS CERTIFICATE SHALL BE SUBJECT TO THE AND GOVERNED BY THE TERMS AND PROVISIONS OF THE ABOVE-NAMED PLAN.

(B) THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, DISCOUNTED, OR PLEDGED AS COLLATERAL FOR LOAN OR AS SECURITY FOR THE PERFORMANCE OF ANY OBLIGATION OR FOR ANY OTHER PURPOSE, TO ANY PERSON OTHER THAN AID ASSOCIATION FOR LUTHERANS. HOWEVER, THE FOREGOING RESTRICTIONS SHALL NOT BE PRECLUDE THE EMPLOYER OR THE TRUSTEE UNDER THE ABOVE-NAMED PLAN FROM TRANSFERRING OWNERSHIP OF THIS CERTIFICATE TO THE ANNUITANT OR INSURED AS PROVIDED BY THE TERMS OF THE PLANS.

A-105L

A-106L
PLAN:                               VARIABLE ANNUITY
STATE:                              ALL
PENSION PLANS:                      SELF-EMPLOYED PROFIT SHARING (103, 104)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX



THIS   CERTIFICATE  IS  USED  TO  FUND  BENEFITS  UNDER  THE
(TYPE IN PLAN NAME)
SELF-EMPLOYED PROFIT SHARING  PLAN  ADOPTED     (TYPE IN DATE)

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CERTIFICATE TO THE CONTRARY

(A) THE RIGHTS OF THE OWNER OR BENEFICIARY UNDER THIS CERTIFICATE SHALL BE SUBJECT TO THE AND GOVERNED BY THE TERMS AND PROVISIONS OF THE ABOVE-NAMED PLAN.

(B) THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, DISCOUNTED, OR PLEDGED AS COLLATERAL FOR LOAN OR AS SECURITY FOR THE PERFORMANCE OF ANY OBLIGATION OR FOR ANY OTHER PURPOSE, TO ANY PERSON OTHER THAN AID ASSOCIATION FOR LUTHERANS. HOWEVER, THE FOREGOING RESTRICTIONS SHALL NOT BE PRECLUDE THE EMPLOYER OR THE TRUSTEE UNDER THE ABOVE-NAMED PLAN FROM TRANSFERRING OWNERSHIP OF THIS CERTIFICATE TO THE ANNUITANT OR INSURED AS PROVIDED BY THE TERMS OF THE PLANS.

A-106L

       A-129L
       PLAN:               VARIABLE ANNUITY
       STATE:              ALL EXCEPT MONTANA
       PENSION PLANS:      SELF-EMPLOYED (101, 102, 103, 104, 107, 108, 109),
                           QUALIFIED OUTPLACED FUNDS (111), TSA (120'S), SEP'S
                           (130'S), CORPORATE (140'S), IRA'S (180'S)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX




       THE WORDS "AND SEX" ARE DELETED FROM OPTION 4 AND 5 OF THE SETTLEMENT OPTIONS SECTION OF THIS CERTIFICATE.

       A-129L

       A-130L
       PLAN:               VARIABLE ANNUITY
       STATE               ALL EXCEPT MONTANA:
       PENSION PLANS:      SELF-EMPLOYED (101, 102, 103, 104, 107, 108, 109),
                           QUALIFIED OUTPLACED FUNDS (111), TSA (120'S), SEP'S
                           (130'S), CORPORATE (140'S), IRA'S (180'S)

                              CERTIFICATE AMENDMENT
                          AID ASSOCIATION FOR LUTHERANS
                           CERTIFICATE NUMBER XXXXXXXX

           THE TABLE OF GUARANTEED PAYMENTS FOR PAYMENT OPTION 4 IS DELETED AND REPLACED WITH THE FOLLOWING:

                                    OPTION 4
                       MONTHLY PAYMENTS FOR EACH $1,000 OF
                                    PROCEEDS

                            10 YEAR                         20 YEAR
                            GUARANTEED                      GUARANTEED
                            PAYMENT                         PAYMENT
  AGE                       PERIOD                          PERIOD

   50                          $4.33                           $4.23
   51                           4.40                            4.29
   52                           4.47                            4.34
   53                           4.54                            4.40
   54                           4.61                            4.45
   55                           4.68                            4.51
   56                           4.77                            4.57
   57                           4.87                            4.64
   58                           4.96                            4.70
   59                           5.06                            4.77
   60                           5.15                            4.83
   61                           5.27                            4.90
   62                           5.39                            4.96
   63                           5.51                            5.03
   64                           5.63                            5.09
   65                           5.75                            5.16
   66                           5.90                            5.22
   67                           6.05                            5.28
   68                           6.20                            5.33
   69                           6.35                            5.39
   70                           6.50                            5.45
   71                           6.68                            5.49
   72                           6.86                            5.53
   73                           7.04                            5.56
   74                           7.22                            5.60
   75                           7.40                            5.64
   76                           7.59                            5.66
   77                           7.77                            5.68
   78                           7.96                            5.69
   79                           8.14                            5.71
   80                           8.33                            5.73

A-130L
                                     PAGE 4

       A-131L
       PLAN:                     VARIABLE ANNUITY
       STATE:                    ALL EXCEPT MONTANA, PENNSYLVANIA , WASHINGTON
                                 & NEW YORK (UNISEX)
       PENSION PLANS:            SELF-EMPLOYED (101, 102, 103, 104, 107, 108,
                                 109), QUALIFIED OUTPLACED FUNDS (111), TSA
                                 (120'S), SEP'S (130'S), CORPORATE (140'S),
                                 IRA'S (180'S)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX



       THE AGE AND SEX PROVISION OF THE CERTIFICATE IS AMENDED AS FOLLOWS:

       THE WORDS  "AND SEX" ARE DELETED FROM THE TITLE "AGE AND SEX".

       THE LAST PARAGRAPH IS DELETED AND REPLACED WITH THE FOLLOWING:

       "THE VALUES OF THIS CERTIFICATE ARE BASED ON THE ANNUITANT'S AGE ON THE DATE OF ISSUE. IF THE DATE OF BIRTH OF THE ANNUITANT IS INCORRECT AS SHOWN IN THE APPLICATION, AAL WILL ADJUST ANY AMOUNT PAYABLE TO CONFORM TO THE CORRECT DATE OF BIRTH ON THE DATE OF ISSUE."

       A-131L

       A-141L
       PLAN:                        VARIABLE ANNUITY
       STATE:                       ALL EXCEPT MT   (UNISEX, OPTION 5)
       PENSION PLANS:               SELF-EMPLOYED (101, 102, 103, 104, 107, 108,
                                    109), QUALIFIED OUTPLACED FUNDS (111), TSA
                                    (120'S), SEP'S (130'S), CORPORATE (140'S),
                                    IRA'S (180'S)

                              CERTIFICATE AMENDMENT

                          AID ASSOCIATION FOR LUTHERANS

                           CERTIFICATE NUMBER XXXXXXXX


              THE TABLE OF GUARANTEED PAYMENTS FOR PAYMENT OPTION 5
                   IS DELETED AND REPLACED WITH THE FOLLOWING:

                    OPTION 5 - JOINT AND SURVIVOR LIFE INCOME
                         WITH GUARANTEED PAYMENT PERIOD

                   MONTHLY PAYMENT FOR EACH $1,000 OF PROCEEDS
                        PAYMENTS GUARANTEED FOR 10 YEARS

AGE    50             55              60             65             70              75             80

50     $3.90          $4.01           $4.10          $4.18          $4.24           $4.28          $4.30
55     $4.01          $4.16           $4.30          $4.43          $4.52           $4.60          $4.64
60     $4.10          $4.30           $4.51          $4.70          $4.86           $4.99          $5.07
65     $4.18          $4.43           $4.70          $4.98          $5.24           $5.45          $5.60
70     $4.24          $4.52           $4.86          $5.24          $5.62           $5.96          $6.22
75     $4.28          $4.60           $4.99          $5.45          $5.96           $6.46          $6.89
80     $4.30          $4.64           $5.07          $5.60          $6.22           $6.89          $7.50


                   MONTHLY PAYMENT FOR EACH $1,000 OF PROCEEDS
                        PAYMENTS GUARANTEED FOR 20 YEARS

AGE    50             55              60             65             70              75             80

50     $3.89          $4.00           $4.08          $4.15          $4.19           $4.22          $4.22
55     $4.00          $4.14           $4.27          $4.38          $4.45           $4.49          $4.50
60     $4.08          $4.27           $4.46          $4.62          $4.73           $4.79          $4.82
65     $4.15          $4.38           $4.62          $4.83          $5.00           $5.10          $5.15
70     $4.19          $4.45           $4.73          $5.00          $5.22           $5.36          $5.43
75     $4.22          $4.49           $4.79          $5.10          $5.36           $5.53          $5.61
80     $4.22          $4.50           $4.82          $5.15          $5.43           $5.61          $5.70

A-141L


                                     PAGE 4